Exhibit 10.2
WAIVER
THIS WAIVER (this “Waiver”), entered into as of August 1, 2014, is entered into by and between ServiceSource International, Inc., a Delaware corporation (the “Borrower”), and JPMorgan Chase Bank, N.A., as Lender (the “Lender”).
W I T N E S S E T H:
WHEREAS, the Borrower and Lender are parties to that certain Credit Agreement dated as of July 5, 2012, as modified pursuant to that certain Letter Agreement dated as of June 18, 2013 by and between the Borrower and the Lender and as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of June 30, 2013 by and between the Borrower and the Lender, that certain Amendment No. 2 to Credit Agreement dated as of August 6, 2013 by and between the Borrower and the Lender, that certain Amendment No. 3 to Credit Agreement dated as of January 21, 2014 by and between the Borrower and the Lender, and that certain Amendment No. 4 to Credit Agreement dated as of July 28, 2014 by and between the Borrower and the Lender (as modified and amended, the “Credit Agreement”), pursuant to which Lender has agreed to make certain loans and to extend credit to the Borrower upon the terms and subject to the conditions set forth therein; and
WHEREAS, an Event of Default has occurred and is continuing under the Credit Agreement as a result of the Borrower’s failure to comply with the Consolidated Funded Debt to EBITDA Ratio covenant set forth in Section 7.01(a) of the Credit Agreement solely for the fiscal quarter ended June 30, 2014 (the “Existing Event of Default”); and
WHEREAS, the Borrower requested that the Lender enter into this Waiver for the purpose of waiving the Existing Event of Default; and
WHEREAS, the Lender is willing to provide such waiver, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto hereby agree as follows:
1.Definitions. All capitalized terms used and not otherwise defined herein shall have the meanings given to such terms by the Credit Agreement.

2.Waiver. Upon the satisfaction of the conditions set forth in Section 3 hereof, and subject to the terms and conditions set forth herein, the Lender hereby waives the Existing Event of Default. The Borrower hereby acknowledges and agrees that the Lender is under no duty or obligation of any kind or nature whatsoever to grant to the Borrower any additional waivers of any type or for any period, and no course of dealing or course of performance shall be deemed to have occurred as a result of the waiver set forth herein.

3.Conditions: Notwithstanding the foregoing, this Waiver shall not become effective unless and until such date as the following conditions are satisfied:

(a)	The Lender shall have received a fully-executed copy of this Waiver; and

(b)	The Lender shall have received a fully-executed copy of the Consent and Acknowledgement of the Guarantors, in the form attached to this Waiver; and

(c)	The Lender shall have received such other documents as the Lender or its counsel may reasonably request.

4.     Representations and Warranties. Borrower repeats and reaffirms the representations and warranties set forth in Article V of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date. Borrower also represents and warrants that the execution, delivery and performance of this Waiver, and the documents required herein, are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of Borrower; (ii) violate any provision of the articles of incorporation or by-laws of Borrower or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or any subsidiary; (iii) require the consent or approval of, or filing a registration with, any governmental body, agency or authority; or (iv) result in any breach of or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of Borrower or any subsidiary pursuant to, any indenture or other agreement or instrument under which Borrower or any subsidiary is a party or by which it or its properties may be bound or affected. This Waiver constitutes legal, valid and binding obligations of Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy or similar laws affecting the enforceability of creditors’ rights generally. After giving effect to this Waiver, the Borrower has complied with all of its obligations under the Credit Agreement, and there is no Default or Event of Default which has occurred and is continuing under any of the Loan Documents.

5.     Obligations Enforceable, Etc. Borrower acknowledges and agrees that its obligations under the Credit Agreement are not subject to any offset, defense or counterclaim assertable by Borrower and that the Credit Agreement and the Loan Documents are valid, binding and fully enforceable according to their respective terms. The Credit Agreement and the Loan Documents remain in full force and effect, and this Waiver shall not release, discharge or satisfy any present or future debts, obligations or liabilities to the Lender of Borrower or of any debtor, guarantor or other person or entity liable for payment or performance of any of such debts, obligations or liabilities of Borrower, or any security interest, lien or other collateral or security for any of such debts, obligations or liabilities of Borrower or such debtors, guarantors, or other persons or entities, or, except as expressly provided above, waive any default, and the Lender expressly reserves all of its rights and remedies with respect to Borrower and all such debtors, guarantors or other persons or entities, and all such security interests, liens and other collateral and security. Without limiting the generality of the foregoing, all present and future debts, obligations and liabilities of Borrower under the Credit Agreement, as amended, are and shall continue to be secured by the Pledge and Security Agreement and the Intellectual Property Security Agreement given by the Borrower, and shall continue to be guaranteed by the Guaranties (which Guaranties are secured by the Pledge and Security Agreement given by the Guarantors and the Intellectual Property Security Agreement given by Scout).

6.     Fees and Expenses. As contemplated by Section 9.01(a) of the Credit Agreement, Borrower shall be responsible for the payment of all fees and out-of-pocket disbursements incurred by the Lender in connection with the preparation, execution and delivery of this Waiver. Borrower further acknowledges and agrees that, pursuant to and on the terms set forth in such Section 9.01(a), Borrower is and shall be responsible for the payment of other fees, expenses, costs and charges arising under or relating to the Loan Agreement, as amended hereby, and the Loan Documents, as set forth in such Section 9.01(a).

7.    Entire Agreement. This Waiver and the other documents referred to herein contain the entire agreement between the Borrower and the Lender with respect to the subject matter hereof, superseding all previous communications and negotiations, and no representation, undertaking, promise or condition concerning the subject matter hereof shall be binding upon the Lender unless clearly expressed in this Waiver or in the other documents referred to herein.

8.    Miscellaneous. The provisions of this Waiver shall inure to the benefit of and be binding upon any successor to any of the parties hereto. All agreements, representations and warranties made herein shall survive the execution of this Waiver and the making of the loans under the Credit Agreement, as so amended. This Waiver shall be governed by and construed in accordance with the internal laws of the State of California. This Waiver may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. This Waiver is solely for the benefit of the parties hereto and their permitted successors and assigns. No other person or entity shall have any rights under, or because of the existence of, this Waiver.

IN WITNESS WHEREOF, this Waiver has been duly executed as of the day and year first above written.

SERVICESOURCE INTERNATIONAL, INC.

By: /s/ASHLEY F. JOHNSON
Name: ASHLEY F. JOHNSON
Title: CFO

JPMORGAN CHASE BANK, N.A.

By: /s/JEFFREY A. DEROSA
Name: JEFFREY A. DEROSA
Title: SVP

CONSENT AND ACKNOWLEDGMENT OF GUARANTORS
The undersigned Guarantors hereby consent to the foregoing Waiver. ServiceSource Delaware, Inc. agrees that its Guaranty dated as of July 5, 2012, in favor of the Lender, and all collateral and security therefor, shall remain in full force and effect notwithstanding the Existing Event of Default or waiver thereof made above; and Scout Analytics, Inc. agrees that its Guaranty dated as of January 21, 2014, in favor of the Lender, and all collateral and security therefor, shall remain in full force and effect notwithstanding the Existing Event of Default or waiver thereof made above.
Dated: August 1, 2014.

SERVICESOURCE DELAWARE, INC.

/S/ASHLEY F. JOHNSON
By: ASHLEY F. JOHNSON
Title: CFO

SCOUT ANALYTICS, INC.
/S/ASHLEY F. JOHNSON
By: ASHLEY F. JOHNSON
Title: CFO